UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                 January 3, 2006

                         Magellan Health Services, Inc.
             (Exact Name of Registrant as Specified in its Charter)

             Delaware                  1-6639             58-1076937
   (State or Other Jurisdiction   (Commission File      (IRS Employer
         of Incorporation)            Number)           Identification No.)

             55 Nod Road
           Avon, Connecticut                                  06001
  (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (860) 507-1900

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 -- ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           On January 3, 2006, the Management Compensation Committee of the Board of Directors of Magellan Health Services, Inc. (the "Company") approved certain amendments of stock options outstanding under the Company's 2003 Management Incentive Plan, including options held by certain executive officers of the Company. The amendments approved, as further described below, are intended primarily to bring the features of the options into compliance with certain requirements established by Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), which was added to the Code by the American Jobs Creation Act of 2004 and governs as a general matter the federal income tax treatment of deferred compensation. The options that have been amended were originally issued in connection with the consummation of the Company's Third Amended Plan of Reorganization, which occurred on January 5, 2004 (the "2004 Options"), and, because the exercise price of such 2004 Options may be considered to have been less than the fair market value of the shares that may be acquired upon exercise of such options as determined by the market trading in such shares following the consummation of the Company's reorganization, such options might be subject to the provisions of Section 409A, including certain penalty tax provisions on the option holders.

           Except for certain of the 2004 Options held by the Company's three senior executive officers (Chief Executive Officer Stephen J. Shulman, Chief Operating Officer Rene Lerer and Chief Financial Officer Mark S. Demilio), as detailed below, the amendments in each case reduced the period in which the 2004 Options, once vested, could be exercised from the tenth anniversary of the date of grant (or certain earlier times if the optionholder's employment with the Company and its subsidiaries earlier terminated) to the end of the calendar year in which the option vests. The vesting schedule of the options was not changed but the option was made exercisable only in the year in which the option vested; no change was made in the exercise price or other material terms. Thus, those of the 2004 Options that would vest in early 2006, as amended, can only be exercised until the end of 2006; those that would vest in early 2007 can only be exercised until the end of 2007 and those that would vest in 2008 can only be exercised until the end of 2008 (except where the exercise period will end earlier because of an earlier termination of the optionholder's employment with the Company or its subsidiaries). These amendments cover options for 1,002,428 shares of Ordinary Common Stock of the Company held by approximately 75 members of the Company's management, including options held by three executive officers, Jeffrey D. Emerson, Eric Reimer and Anthony M. Kotin covering, respectively, 45,832, 33,332 and 45,832 shares of the Company's Ordinary Common Stock. The form of amendment to the Option Agreement previously entered into by such optionholders that effectuates such amendments is attached hereto as Exhibit 10.1.

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
           In the case of the 2004 Options issued to the Company's three senior executive officers (Messrs. Shulman, Lerer and Demilio), the amendments also limited the time during which the options could be exercised but also included a deferral of exercisability with respect to certain of the options. The vesting schedule of the options was not changed -- the options will continue to vest in January 2006 and January 2007 -- and no change was made in the exercise price or other material terms except as described below. However, the period in which the option, once vested, could be exercised was reduced from the tenth anniversary of the date of grant (or certain earlier times if the optionholder's employment with the Company and its subsidiaries terminated earlier) to the end of the calendar year in which the option first becomes exercisable.

           In addition, except for options for 68,834 shares in the case of Mr. Shulman, 41,031 shares in the case of Mr. Lerer and 27,533 shares in the case of Mr. Demilio, as to all of their 2004 Options that vest in January 2006, the time when the options could first be exercised was deferred until January 5, 2007 (except in certain instances where, as already provided by such options, a vested option by its terms would become exercisable earlier following a termination of his employment). This deferral until January 5, 2007 of the time when certain of these options would first become exercisable was agreed upon in connection with the waiver by the Management Compensation Committee of the restriction on sale before January 5, 2007 (the third anniversary of the consummation of the Company's reorganization) of 206,501 shares in the case of Mr. Shulman, 123,901 shares in the case of Mr. Lerer and 82,601 shares in the case of Mr. Demilio, that they had previously acquired upon exercise of a portion of their 2004 Options that vested in January 2005.

           As a result of these amendments, of the 2004 Options, options for a total of 68,834 shares in the case of Mr. Shulman, 41,031 shares in the case of Mr. Lerer and 27,533 shares in the case of Mr. Demilio will be exercisable in 2006 (and will expire if not exercised before the end of 2006) and options for a total of 894,841 shares in the case of Mr. Shulman, 537,175 shares in the case of Mr. Lerer and 357,936 shares in the case of Mr. Demilio will be exercisable starting on January 5, 2007 (and will expire if not exercised before the end of 2007).

           In addition, Messrs. Shulman, Lerer and Demilio hold other options, granted in 2005, that have or will become exercisable in 2006 and 2007 for additional shares of the Company's Ordinary Common Stock (49,563 shares, 29,738 shares and 19,825 shares, respectively, in 2006 and 49,562 shares, 29,737 shares and 19,825 shares, respectively, in 2007). These options were not amended.

           The forms of amendment of the option grant awards for the three senior executive officers that effectuate the amendments referred to above are attached hereto as Exhibits 10.2, 10.3 and 10.4 (each form amending one of the three different 2004 Options granted to all three executive officers). Because the Company's employment agreements with the senior executive officers provide for the 2004 Options as part of their compensation, each senior executive officer and the Company also entered into an amendment of his employment agreement approving the change in option terms for purposes of such employment agreement and confirming that the employment agreements otherwise remain unchanged. These employment agreement amendments are attached hereto as Exhibits 10.5, 10.6 and 10.7.

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
ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

         10.1       Form of First Amendment to Stock Option Agreement.

         10.2 First form of Notice of Amendment of Stock Option Grant, dated as of January 3, 2006, between the Company and Steven
                    J. Shulman, Rene Lerer or Mark S. Demilio.

         10.3 Second form of Notice of Amendment of Stock Option Grant, dated as of January 3, 2006, between the Company and Steven
                    J. Shulman, Rene Lerer or Mark S. Demilio.

         10.4 Third form of Notice of Amendment of Stock Option Grant, dated as of January 3, 2006, between the Company and Steven
                    J. Shulman, Rene Lerer or Mark S. Demilio.

         10.5 Amendment of Employment Agreement, dated as of January 3, 2006, between the Company and Steven J. Shulman.

         10.6 Amendment of Employment Agreement, dated as of January 3, 2006, between the Company and Rene Lerer.

         10.7 Amendment of Employment Agreement, dated as of January 3, 2006, between the Company and Mark S. Demilio.

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
                                   SIGNATURES
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           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MAGELLAN HEALTH SERVICES, INC.


                                        By:  /s/ Mark S. Demilio
                                             -----------------------------------
                                             Name:  Mark S. Demilio
                                             Title: Executive Vice President and
                                                    Chief Financial Officer
Dated:  January 9, 2006







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
                                  Exhibit Index
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      Exhibit No.                     Exhibit
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         10.1       Form of First Amendment to Stock Option Agreement.

         10.2 First form of Notice of Amendment of Stock Option Grant, dated as of January 3, 2006, between the Company and Steven
                    J. Shulman, Rene Lerer or Mark S. Demilio.

         10.3 Second form of Notice of Amendment of Stock Option Grant, dated as of January 3, 2006, between the Company and Steven
                    J. Shulman, Rene Lerer or Mark S. Demilio.

         10.4 Third form of Notice of Amendment of Stock Option Grant, dated as of January 3, 2006, between the Company and Steven
                    J. Shulman, Rene Lerer or Mark S. Demilio.

         10.5 Amendment of Employment Agreement, dated as of January 3, 2006, between the Company and Steven J. Shulman.

         10.6 Amendment of Employment Agreement, dated as of January 3, 2006, between the Company and Rene Lerer.

         10.7 Amendment of Employment Agreement, dated as of January 3, 2006, between the Company and Mark S. Demilio.


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